EXHIBIT 23.2

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of S3 Incorporated on Form S-8 of our report dated January 23, 1998 on the consolidated financial statements for the year ended December 31, 1997 appearing in the Annual Report on Form 10-K of S3 Incorporated for the year ended December 31, 1999.

                                    /s/ DELOITTE & TOUCHE LLP
                                    San Jose, California

                                    October 26, 2000